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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 1999




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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)




          DELAWARE                    001-15145                 75-2247099
      (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)



         1845 WOODALL RODGERS
          FREEWAY, SUITE 1300                                      75201
             DALLAS, TEXAS                                       (Zip code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         See Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         4.1  --   Indenture, dated as of November 19, 1999, governing the
                   12 5/8% Senior Subordinated Exchange Debentures due 2006, of
                   AMFM Operating Inc., an indirect subsidiary of AMFM Inc.*


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*          Incorporated by reference to the identically numbered exhibit on the
           Form 8-K of AMFM Operating Inc. (formerly Capstar Communications, Inc.), filed November 19, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMFM INC.
                                            (Registrant)



                                            By: /s/ W. Schuyler Hansen
                                                --------------------------------
                                                     W. Schuyler Hansen
                                                     Senior Vice President and
                                                     Chief Accounting Officer


Date: November 22, 1999